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                                                                    Exhibit 99.2

              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

     I, Ben W. Perks, Executive Vice President and Chief Financial Officer of Navigant Consulting, Inc., certify that (i) the SEC Form 10-Q as of and for the period ended June 30, 2002 ("Form 10-Q"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and (ii) the information contained in said Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Navigant Consulting, Inc.

                                              /s/ Ben W. Perks
                                              ----------------
                                              Ben W. Perks
                                              Executive Vice President and
                                               Chief Financial Officer
                                              August 13, 2002